SECOND AMENDMENT
                                     TO THE
                              EMPLOYMENT AGREEMENT

      This Second Amendment to the Employment Agreement (the "Amendment") is executed as of May 3, 2007, by and between Galaxy Nutritional Foods, Inc., a Delaware corporation (the "Corporation"), and Michael E. Broll (the "Employee"),

      WHEREAS, the Corporation and the Employee entered into an employment agreement dated July 8, 2004, as amended in June 2005 (the "Employment Agreement"); and,

      WHEREAS, the Corporation desires to retain Employee as its Chief Executive Officer and Employee is still willing to be employed by the Corporation.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

      Effective as of April 1, 2007, Section 4.a. of the Employment Agreement is amended and restated in its entirety to read as follows:

      "a. The Corporation agrees to pay Employee and Employee agrees to accept from the Corporation, in full payment for Employee's services hereunder, base salary at the rate of Two Hundred Forty Thousand DOLLARS ($240,000) per year payable in equal semi-monthly installments or in accordance with the Corporation's normal pay practices as may be altered from time to time by the Corporation subject to customary payroll deductions."

      Except as expressly amended in this Amendment, all terms, covenants and provisions of the Employment Agreement are and shall remain in full force and effect without further modification or amendment. This Amendment shall be deemed incorporated into, and made a part of, the Employment Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date set forth above.

                                        "Corporation"

                                        Galaxy Nutritional Foods, Inc.


                                        By: /s/ David H. Lipka
                                            ------------------------------------
                                        Print Name: David H. Lipka
                                        Print Title: Chairman of the Board

                                        "Employee"


                                                /s/ Michael E. Broll
                                        ----------------------------------------
                                        Michael E. Broll